UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026 (May 21, 2026)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2026, DuPont de Nemours, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 30, 2026, the record date for the Annual Meeting, (the "Record Date"), 409,867,418 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 341,319,707 shares of common stock were voted in person or by proxy, representing 83.27 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Company’s 2026 Proxy Statement.

Agenda Item 1-Election of Directors. The Company’s stockholders elected the following 10 nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Amy G. Brady	285,052,183	3,175,609	497,739	52,594,176
Edward D. Breen	277,484,273	10,738,629	502,629	52,594,176
Ruby R. Chandy	285,967,600	2,066,858	691,073	52,594,176
Alexander M. Cutler	274,539,466	13,320,002	866,063	52,594,176
Eleuthère I. du Pont	283,578,696	4,649,627	497,208	52,594,176
Lori D. Koch	287,059,088	1,157,616	508,827	52,594,176
James A. Lico	286,791,310	1,391,019	543,202	52,594,176
Frederick M. Lowery	278,519,395	9,665,645	540,491	52,594,176
D.G. Macpherson	285,350,824	2,821,535	553,172	52,594,176
Kurt B. McMaken	284,975,799	3,200,207	549,525	52,594,176

Agenda Item 2-Advisory Resolution to Approve Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
266,312,481	21,105,382	1,307,668	52,594,176

Agenda Item 3-Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

For	Against	Abstain	Broker Non-Votes
338,791,200	1,984,333	544,174	—

Agenda Item 4-Adoption and Approval of an Amendment to the Company's Certificate of Incorporation to Effect a Reverse Stock Split. The Company’s stockholders adopted and approved a proposed amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio of not less than 1-for-2 or more than 1-for-4 and a reduction in the number of authorized shares of the Company's common stock by a corresponding ratio.

For	Against	Abstain	Broker Non-Votes
335,519,752	4,389,749	1,410,206	—

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

On May 26, 2026, the Company issued a press release announcing, among other things, that the Board of Directors of the Company approved a ratio of 1-for-3 with respect to the previously announced reverse stock split (the “Reverse Stock Split”). The Company expects that the Reverse Stock Split will become effective on June 24, 2026, however the Board of Directors of the Company retains discretion to delay or abandon the Reverse Stock Split. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, “outlook”, “stabilization”, “confident”, “preliminary”, “initial” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements, including statements regarding outlook, expectations and guidance, including with respect to the timing, completion, and benefits of the Reverse Stock Split.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Additional information concerning the risks, uncertainties and assumptions can be found in DuPont’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, subsequent quarterly reports on Form 10-Q and other filings. Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Press release issued by DuPont de Nemours, Inc. on May 26, 2026, announcing the Board of Directors approval of the Reverse Stock Split.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	May 26, 2026	By:	/s/ Erik T. Hoover
		Name:	Erik T. Hoover
		Title:	Senior Vice President and General Counsel